UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2008

Catalyst Semiconductor, Inc.

(Exact Name of Registrant As Specified in its Charter)

Delaware	0-21488	77-0083129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2975 Stender Way, Santa Clara, California 95054

(Address of Principal Executive Offices) (Zip Code)

(408) 542-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On October 9, 2008, Catalyst Semiconductor, Inc. (“Catalyst”) issued a press release announcing that its stockholders had approved the Agreement and Plan of Merger and Reorganization, dated as of July 16 2008, by and among ON Semiconductor Corporation, Centaur Acquisition Corporation and Catalyst. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Catalyst Semiconductor, Inc., dated October 9¸ 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST SEMICONDUCTOR, INC. (Registrant)

Date: October 9, 2008	By:	/s/ David Eichler
David Eichler
Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release issued by Catalyst Semiconductor, Inc., dated October 9¸ 2008.